THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH ANY STATE SECURITIES LAW COMMISSION. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TECHEDGE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                       Right to Purchase 200,000 shares of Common Stock of Techedge, Inc. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 2005-A-004                                          Issue Date: July 5, 2005

      TECHEDGE, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, Alpha Capital Aktiengesellschaft, Pradafant 7, 9490 Furstentums, Vaduz, Lichtenstein, telecopier number: 011-42-32323196, or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.D.T on the fifth (5th) anniversary of the Issue Date (the "Expiration Date"), up to 200,000 fully paid and nonassessable shares of Common Stock at a per share purchase price of $0.75. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in that certain Subscription Agreement, dated April 29, 2005, and amended as of May 4, 2005 and May 27, 2005 (as amended, the "Subscription Agreement"), dated April 29, 2005, entered into by the Company and the Holders of the Warrants.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term "Company" shall mean Techedge, Inc., a Delaware corporation and any corporation which shall succeed or assume the obligations of Techedge, Inc. hereunder.

      (b) The term "Common Stock" means (a) the Company's Common Stock, $.0001 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

      (d) The term "SEC" means the United States Securities and Exchange Commission.

      (e) The term "Warrants" means this Warrant and the other warrants to purchase shares of Common Stock issued pursuant to the Subscription Agreement and all warrants issued in exchange, transfer or replacement thereof.

      1. Exercise of Warrant.

      1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

      1.2. Full Exercise. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of (a) the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and (b) surrender of the original Warrant within four (4) days thereafter, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

      1.3. Partial Exercise. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying
(a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request in compliance with applicable securities laws, the whole number of shares of Common Stock for which such Warrant may still be exercised.

      1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

      (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ"), National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, LLC, then the average of the closing prices of the Common Stock of the Company on such exchange or market over the 20 business days immediately preceding the Determination Date;

      (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid prices reported for the 30-day period immediately preceding the Determination Date;

      (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

      (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

      1.5. [RESERVED].

      1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of this Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

      1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within four (4) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      2. Cashless Exercise.

      (a) If a Registration Statement (as defined in the Subscription Agreement) covering the re-sale of the shares of Common Stock issuable upon exercise hereof has been declared effective by the SEC, then payment upon exercise of this Warrant (whether in whole or in part) may be made for cash only as set forth in
Section 1 above. If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement, then payment upon exercise of this Warrant may be made at the option of the Holder either (i) in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of this Warrant in accordance with Section (b) below or
(iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

      (b) If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                           X=Y (A-B)
                             -------
                                A

                     Where X= the net number of shares of Common Stock to be issued to the Holder

                           Y=   the number of shares of Common Stock
                                purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

                           A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                           B= Purchase Price (as adjusted to the date of such calculation)

      (c) The Holder may employ the cashless exercise feature described in Section (b) above only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement.

      For purposes of Rule 144 promulgated under the 1933 Act and to the extent permitted thereby, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

      3. Adjustment for Reorganization, Consolidation, Merger, etc.

      3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of any such transaction as a result of which holders of Common Stock shall be entitled to receive stock, other securities or property (including cash) with respect to or in exchange for such Common Stock, proper and adequate provision shall be made by the Company or the successor or purchasing entity, as applicable, whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

      3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets and subject to section 3.3, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants upon the exercise thereof after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants, to be delivered to the Holder in the event that the Holder subsequently exercises this Warrant.

      3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in Section 3.1, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3.1. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in Section 3.1, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

      3.4 Share Issuance. Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration per share less than the Purchase Price that would be in effect at the time of such issuance, then, and thereafter successively upon each such issuance, the Purchase Price shall be reduced to such other lower issuance price. For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance. The reduction of the Purchase Price described in this Section 3.4 is in addition to the other rights of the Holder described in the Subscription Agreement.

      4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price in effect immediately prior to such issuance, subdivision or combination shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise. In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such issuance, subdivision or combination, as the case may be.

      5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company, at its expense, will cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

      6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available from its authorized but unissued common stock, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant, by itself, as distinguished from any shares of Common Stock purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company..

      7. Assignment; Exchange of Warrant. Subject to compliance with the Subscription Agreement, applicable securities laws and the provisions of this
Section 7, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with a written opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

      8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Subscription Agreement. The terms of the Subscription Agreement are incorporated herein by this reference. Upon the occurrence of a Non-Registration Event, or in the event the Company is unable to issue Common Stock upon exercise of this Warrant that has been registered for re-sale in a Registration Statement described in Section 11 of the Subscription Agreement, within the time periods described in the Subscription Agreement, which Registration Statement must be effective for the periods set forth in the Subscription Agreement, then upon written demand made by the Holder, the Company will pay to the Holder of this Warrant, in lieu of delivering Common Stock, an amount equal to (x) the Fair Market Value of the Common Stock on the trading date immediately preceding the date notice is given by the Holder less (y) the Purchase Price, for each share of Common Stock designated in such notice from the Holder.

      10. Maximum Exercise.

      10.1 Section 13 Blocker. The Holder shall not be entitled to exercise this Warrant on a given exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on such exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on such exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the then issued and outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be waived in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by it shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99% provided such allocations are consistent with applicable law.

      10.2 Compliance. The Company shall have no obligation to verify compliance of Section 10.1, other than to issue shares of Common Stock (or Other Securities) in accordance with the exercise notice of each Holder. It shall be the responsibility of each Holder to determine such Holder's compliance with
Section 10.1, and each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitations set forth in Section 10.1 and determined, based on the most recent public filings by the Company with the SEC, that the issuance of the full number of shares of Common Stock requested in such notice of exercise is permitted under
Section 10.1 hereof.

      11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

      12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      13. Compliance With Securities Laws. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of Common Stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that, subject to Section 9 above, the shares of Common Stock acquired pursuant to the exercise of this Warrant may not be registered under the Securities Act and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2, and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Common Stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TECHEDGE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

In addition, the Holder agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of shares of Common Stock issuable upon exercise of the Warrant is registered pursuant to an effective registration statement and the Holder represents in writing to the Company that such shares have been or are being sold pursuant to such registration statement, (B) such shares have been publicly sold pursuant to Rule 144 ("Rule 144") and the Holder has delivered to the Company customary Rule 144 broker's and seller's representation letters, or (C) such shares can be publicly sold pursuant to Rule 144(k) under the Securities Act, such shares, as the case may be, shall be issued without any legend or other restrictive language and, with respect to shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

      14. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable air courier service with charges prepaid, or (iii) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: Techedge, Inc., 33 Wood Avenue South, #7F, Iselin, NJ 08830, Attn: Peter Wang, CEO, telecopier number:
(732) 452-9726, with a copy by telecopier only to: Steven Siesser, Esq., Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068, telecopier number: (973)-597-2507, and (ii) if to the Holder, to the address and telecopier number listed on the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

      15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of State of New York without giving effect to any conflict of laws principles to the contrary. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                         TECHEDGE, INC.



                                         By: /s/ Peter Wang
                                            ------------------------------------
                                             Name:  Peter Wang
                                             Title: President & CEO

                                    EXHIBIT A
                                    ---------
                               NOTICE OF EXERCISE
                               ------------------
                    (To be executed upon exercise of Warrant)

TECHEDGE, INC.                                                   WARRANT NO. ___

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Techedge, Inc., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ shares of such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2 of the
Warrant, and accordingly requests delivery of a net of ______________ shares of such securities, according to the following calculation:

           X = Y (A-B)               (       ) =  (____) [(_____) - (_____)]
               -------                           ---------------------------
                  A                                (_____)

               Where X = the number of shares of Common Stock to be issued to
                         Holder.

                     Y = the number of shares of Common Stock purchasable
                         under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

                     A = the Fair Market Value of one share of the Company's
                         Common Stock.

                     B = Purchase Price in effect under this Warrant on the
                         date the net issue election is made pursuant to
                         Section 2.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and taxpayer identification number):

Name:
     ---------------------------------------------------------

Address:
        ------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------

Signature:
          ----------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

Number of Shares of Common Stock Beneficially Owned on the date of exercise:
Less than five percent (5%) of the outstanding Common Stock of Techedge, Inc..

The undersigned confirms the continuing validity of, and reaffirms as of the date hereof, the representations and warranties set forth in Section 4 of the Subscription Agreement, dated as of April 29, 2005, and amended as of May 4, 2005 and May 27, 2005, by and among the Company and the Buyers named therein. The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

                                    EXHIBIT B
                                    ---------
                                   ASSIGNMENT
                                   ----------
(To be executed only upon assignment of Warrant Certificate)     WARRANT NO. ___

For value received, the undersigned hereby sells, assigns and transfers unto ________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby authorize Techedge, Inc.. to transfer said Warrant Certificate on its books with respect to the number of shares set forth below, with full power of substitution in the premises:


------------------------------  -------------------------- ---------------------

Name(s) of Assignee(s)                  Address                  # of Shares
------------------------------  -------------------------- ---------------------

------------------------------  -------------------------- ---------------------

------------------------------  -------------------------- ---------------------

------------------------------  -------------------------- ---------------------

------------------------------  -------------------------- ---------------------

------------------------------  -------------------------- ---------------------

If said number of shares shall not be all the shares represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares covered by said Warrant Certificate.

Dated:
       -------------------------------------------------------

Signature:
           ---------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.